INCOME TAXES	6 Months Ended
Jun. 30, 2019
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
Current income tax is the expected tax expense, payable or receivable on taxable income or loss for the period, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable or receivable in respect of previous years.
Income tax expense consisted of the following for the six and three-month periods ended June 30:

	Six-month period		Three-month period
	2019	2018	2019	2018
Current income taxes	250	296	163	164
Deferred income taxes	10	(43)	18	(28)
Income tax expense	260	253	181	136
Effective tax rate*	30.1%	78.8%	70.7%	84.0%
* Effective tax rate for prior year comparatives has been recalculated based on restated profit / (loss) before tax, arising from the retrospective recognition of depreciation and amortization charges in respect of Deodar in 2018.
The difference between the statutory tax rate in the Netherlands (25.0%) and the effective corporate income tax rate for the Group in the six and three-month periods ending June 30, 2019 (30.1% and 70.7%, respectively) was primarily driven by profitability in countries with a higher nominal rate and income tax losses, primarily within holding entities in the Netherlands, for which no deferred tax-asset has been recognized.
The difference between the statutory tax rate in the Netherlands (25.0%) and the effective corporate income tax rate for the Group in the six and three-month periods ending June 30, 2018 (78.8% and 84.0%, respectively) was primarily driven by profitability in countries with a higher nominal rate and income tax losses, primarily within holding entities in the Netherlands, for which no deferred tax-asset has been recognized.